UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 19, 2012

Respect Your Universe, Inc.
(Exact name of registrant as specified in its charter)

NEVADA	333-166171	20-0641026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5940 S. Rainbow Blvd Las Vegas, Nevada	89118
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (888) 445-6183

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02          DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Appointment of William Marcus as Director

On December 19, 2012, the Board of Directors of Respect Your Universe, Inc. (“RYU”) appointed William Marcus to be a Director of the Company, filling a vacancy on the Board of Directors.

Mr. Marcus, age 52, since November 2010 has been Senior Managing Director of Hedgeharbor, Inc., and President of its affiliate Evolution Trading Partner, LLC.  Prior to this, Mr. Marcus was Executive Vice-President, Head of Sales North America for Newedge Group since 2001.

Appointment of Steven Eklund as Director

On December 19, 2012, the Board of Directors appointed RYU’s Chief Financial Officer Steven Eklund to be a Director of the Company, filling a vacancy on the Board of Directors.

Appointment of Aaron Loreth as Secretary

On December 19, 2012, the Board of Directors appointed RYU’s Vice President of Finance Aaron Loreth as our Secretary.

Resignation of Kristian Andresen as Secretary and Director

On December 19, 2012, Kristian Andresen resigned as our Secretary and Director. In connection with this resignation, RYU accelerated the vesting on 100,000 outstanding unvested stock options held by Mr. Andresen and waived the forfeiture provisions related to termination of services of all stock options held by Mr. Andresen and allowed such stock options to be exercisable until their respective expiration.

Resignation of Kofi Brown as Director

On December 19, 2012, Kofi Brown resigned as our Director. Mr. Brown continues to serve as our Chief Marketing Officer.

Resignation of John Wood as President

On December 19, 2012, John Wood resigned as our President. Mr. Wood continues to serve as a Director of RYU. In connection with this resignation, RYU accelerated the vesting on 100,000 outstanding unvested stock options held by Mr. Wood and waived the forfeiture provisions related to termination of service of all stock options held by Mr. Wood and allowed such stock options to be exercisable until their respective expiration.

Pending Retirement of Steve Eklund as Chief Financial Officer

Effective January 15, 2013, Steve Eklund shall be retiring as our Chief Financial Officer. Mr. Eklund shall continue to serve as a Director of RYU. In connection with this retirement, RYU accelerated the vesting on 100,000 outstanding unvested stock options held by Mr. Eklund and waived the forfeiture provisions related to termination of service of all stock options held by Mr. Eklund and allowed such stock options to be exercisable until their respective expiration.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Respect Your Universe, Inc.

Dated:	December 20, 2012

By:	/s/ Aaron Loreth
Aaron Loreth
Corporate Secretary